Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2008 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints John F. Cassidy, Gary J. Wojtaszek and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of January, 2009.

/s/ Phillip R. Cox
Phillip R. Cox
Director

STATE OF OHIO	)
	)	SS:
COUNTY OF HAMILTON	)

On the 30th day of January, 2009, personally appeared before me Phillip R. Cox, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 30th day of January, 2009.

/s/ Susan D. McClarnon
Notary Public

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2008 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints John F. Cassidy, Gary J. Wojtaszek and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of January, 2009.

/s/ Daniel J. Meyer
Daniel J. Meyer
Director

STATE OF OHIO	)
	)	SS:
COUNTY OF HAMILTON	)

On the 30th day of January, 2009, personally appeared before me Daniel J. Meyer, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 30th day of January, 2009.

/s/ Susan D. McClarnon
Notary Public

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2008 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints John F. Cassidy, Gary J. Wojtaszek and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of January, 2009.

/s/ John M. Zrno
John M. Zrno
Director

STATE OF OHIO	)
	)	SS:
COUNTY OF HAMILTON	)

On the 30th day of January, 2009, personally appeared before me John M. Zrno, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 30th day of January, 2009.

/s/ Susan D. McClarnon
Notary Public

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2008 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints John F. Cassidy, Gary J. Wojtaszek and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of January, 2009.

/s/ Bruce L. Byrnes
Bruce L. Byrnes
Director

STATE OF OHIO	)
	)	SS:
COUNTY OF HAMILTON	)

On the 30th day of January, 2009, personally appeared before me Bruce L. Byrnes, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 30th day of January, 2009.

/s/ Susan D. McClarnon
Notary Public

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2008 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints John F. Cassidy, Gary J. Wojtaszek and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of January, 2009.

/s/ Robert W. Mahoney
Robert W. Mahoney
Director

STATE OF OHIO	)
	)	SS:
COUNTY OF HAMILTON	)

On the 30th day of January, 2009, personally appeared before me Robert W. Mahoney, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 30th day of January, 2009.

/s/ Susan D. McClarnon
Notary Public

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2008 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints John F. Cassidy, Gary J. Wojtaszek and Christopher J. Wilson, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 30th day of January, 2009.

/s/ Lynn A. Wentworth
Lynn A. Wentworth
Director

STATE OF OHIO	)
	)	SS:
COUNTY OF HAMILTON	)

On the 30th day of January, 2009, personally appeared before me Lynn A. Wentworth, to me known and known to me to be the person described in and who executed the foregoing instrument, and she duly acknowledged to me that she executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 30th day of January, 2009.

/s/ Susan D. McClarnon
Notary Public

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2008 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints John F. Cassidy, Gary J. Wojtaszek and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of January, 2009.

/s/ Craig F. Maier
Craig F. Maier
Director

STATE OF OHIO	)
	)	SS:
COUNTY OF HAMILTON	)

On the 30th day of January, 2009, personally appeared before me Craig F. Maier, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 30th day of January, 2009.

/s/ Susan D. McClarnon
Notary Public

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2008 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints John F. Cassidy, Gary J. Wojtaszek and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of January, 2009.

/s/ Mark Lazarus
Mark Lazarus
Director

STATE OF OHIO	)
	)	SS:
COUNTY OF HAMILTON	)

On the 30th day of January, 2009, personally appeared before me Mark Lazarus, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 30th day of January, 2009.

/s/ Susan D. McClarnon
Notary Public

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2008 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints John F. Cassidy, Gary J. Wojtaszek and Christopher J. Wilson, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 30th day of January, 2009.

/s/ Jakki L. Haussler
Jakki L. Haussler
Director

STATE OF OHIO	)
	)	SS:
COUNTY OF HAMILTON	)

On the 30th day of January, 2009, personally appeared before me Jakki L. Haussler, to me known and known to me to be the person described in and who executed the foregoing instrument, and she duly acknowledged to me that she executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 30th day of January, 2009.

/s/ Susan D. McClarnon
Notary Public

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2008 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints John F. Cassidy, Gary J. Wojtaszek and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of January, 2009.

/s/ Alex Shumate
Alex Shumate
Director

STATE OF OHIO	)
	)	SS:
COUNTY OF HAMILTON	)

On the 30th day of January, 2009, personally appeared before me Alex Shumate, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 30th day of January, 2009.

/s/ Susan D. McClarnon
Notary Public